Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [              ], 2013, among PennyMac Financial Services, Inc., a Delaware corporation (the “Corporation”), and the Holders (as defined herein).

WHEREAS, the Holders are holders of Company Units (as defined herein), which are exchangeable pursuant to terms and conditions of the Exchange Agreement, dated as of [              ], 2013 (the “Exchange Agreement”), between the Corporation, the Company (as defined herein) and the Holders that are a party thereto for shares of Class A Common Stock, par value $0.0001 per share, of the Corporation (the “Class A Common Stock”); and

WHEREAS, the Corporation desires to provide the Holders with registration rights with respect to the shares of Class A Common Stock that are issued upon such exchange of Company Units.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND OTHER MATTERS

Section 1.1                                    Definitions.  The following capitalized terms shall have the meanings specified in this Section 1.1. Other terms are defined in the text of this Agreement and those terms shall have the meanings respectively ascribed to them.

“Affiliate” means with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings to the foregoing.  For purposes of the definition of “control,” a general partner or managing member of a Person shall always be considered to control such Person.  Notwithstanding the foregoing, for purposes of this Agreement, none of the Holders or their Affiliates, solely by virtue of being members of the Company, shall be considered Affiliates of any other member of the Company, the Company or the Corporation; provided that the Corporation shall be deemed to be an Affiliate of the Company and vice versa.

“BlackRock Charitable Entity” means each tax-exempt private foundation or public charity created by BlackRock Mortgage Ventures, LLC or any of its Affiliates, or with respect to which BlackRock Mortgage Ventures, LLC or any of its Affiliates is a disqualified person, and each sponsoring organization which maintains a donor advised fund which is separately identified by reference to contributions of BlackRock Mortgage Ventures, LLC or any of its Affiliates (as such terms are defined in the Internal Revenue Code of 1986, as amended).

“BlackRock Designee” has the meaning set forth in Section 3.13(b).

“BlackRock Member” and “BlackRock Members” means, initially, BlackRock Mortgage Ventures, LLC, a Delaware limited liability company, and shall include any Person to whom the BlackRock Member transfers all or a portion of its Company Units in compliance with Article IX of the LLC Agreement.

“Board” means the Board of Directors of the Corporation.

“Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire or that are convertible into any of the foregoing.

“Class A Common Stock” has the meaning set forth in the Recitals.

“Corporation” has the meaning set forth in in the Preamble.

“Company” means Private National Mortgage Acceptance Corporation, LLC, a Delaware limited liability company.

“Company Unit” has the meaning given to such term in the Exchange Agreement.

“Corporation Indemnified Persons” has the meaning set forth in Section 2.7(b).

“Covered Company Units” means, with respect to a Holder, such Holder’s Company Units.

“Custody Agreement and Power of Attorney” has the meaning set forth in Section 2.2(g).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Notice” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” has the meaning set forth in the Recitals.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holdback Period” has the meaning set forth in Section 2.4(a).

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Highfields Charitable Entity” means each tax-exempt private foundation or public charity created by HC Partners LLC or any of its Affiliates or principals, or with respect to which HC Partners LLC or any of its Affiliates or principals is a disqualified person, and each sponsoring organization which maintains a donor advised fund which is separately identified by reference to contributions of HC Partners LLC or any of its Affiliates or principals (as such terms are defined in the Internal Revenue Code of 1986, as amended).

“Highfields Designee” has the meaning set forth in Section 3.13(c).

“Highfields Member” and “Highfields Members” means, initially, HC Partners LLC, a Delaware limited liability company, and each current or former member or other owner of HC Partners LLC that holds one or more Company Units as of the date hereof, and shall include any Person to whom a Highfields Member transfers all or a portion of its Company Units in compliance with Article IX of the LLC Agreement.

“Holdback Extension” has the meaning set forth in Section 2.4(a).

“Holder” means each holder of one or more Company Units that is a party hereto as of the date hereof or which becomes a party to this Agreement pursuant to Section 3.1(b).

“indemnified party” has the meaning set forth in Section 2.7(c)(i).

“indemnifying party” has the meaning set forth in Section 2.7(c)(i).

“Initiating Holder” has the meaning set forth in Section 2.1(a).

“Law” means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country and each state, commonwealth, city, county, municipality, regulatory body, agency or other political subdivision thereof.

“LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Company, dated as of the date hereof, as the same may be further amended or restated from time to time.

“Losses” has the meaning set forth in Section 2.7(a).

“Other Holders” has the meaning set forth in Section 2.1(c).

“Other Registration Rights” has the meaning set forth in Section 2.1(c).

“Partner Distribution” has the meaning set forth in Section 2.1(j).

“Permitted Transferee” means any transferee of a Company Unit, the transfer of which was permitted by the LLC Agreement, or share of Class A Common Stock after the date hereof.

“Person” means and includes any individual, corporation, partnership, association, limited liability company, trust, estate or other entity.

“Piggyback Notice” has the meaning set forth in Section 2.2(a).

“Piggyback Registration” has the meaning set forth in Section 2.2(b).

“Prospectus” mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registrable Securities” means shares of Class A Common Stock that may be delivered in exchange for Company Units pursuant to the Exchange Agreement or any securities issued or issuable with respect to such shares because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they cease to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights hereunder are not assigned to the transferee of the securities in accordance with the terms herein or (v) with respect to any Holder other than a Sponsor Member, they first become eligible for resale pursuant to Rule 144 (or any similar rule then in effect under the Securities Act) (without regard to volume limitations) within 90 days or are otherwise saleable under an effective registration statement.  No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Notice” has the meaning set forth in Section 2.1(c).

“Registration Statement” means any registration statement of the Corporation under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions herein, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration” has the meaning set forth in Section 2.1(b).

“Sponsor Members” means, collectively, the BlackRock Members and the Highfields Members and “Sponsor Member” means, individually, any BlackRock Member or Highfields Member.

“Stockholder Indemnified Persons” has the meaning set forth in Section 2.7(a).

“Underwritten Offering” means a registered, public offering in which securities of the Corporation are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

“WKSI” shall mean a well-known seasoned issuer, as defined in Rule 405 under the Securities Act.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1                                    Demand Registrations.

(a)                                 Subject to the provisions and limitations of this Section 2.1, if following the six month anniversary of the date hereof the Corporation shall receive a written request (a “Demand Registration Notice”) from the BlackRock Members or the Highfields Members (an “Initiating Holder”) that the Corporation effect a Registration Statement under the Securities Act of the Registrable Securities held by such Sponsor Members on the date thereof (a “Demand Registration”), then the Corporation shall, subject to the limitations of this Section 2.1, use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that such Initiating Holder requests to be registered.

(b)                                 A Demand Registration Notice shall specify (i) the number of Registrable Securities requested to be registered, (ii) the anticipated per share price range for such offering (which range may be revised from time to time by the Initiating Holder by written notice to the Corporation to that effect), (iii) the intended methods of disposition  and the name of the lead underwriter, if available, and (iv) subject to Section 2.1(f), whether such registration shall be a “shelf” registration pursuant to Rule 415 under the Securities Act (a “Shelf Registration”).

(c)                                  Within 10 days after receipt of a Demand Registration Notice, the Corporation shall give written notice (a “Registration Notice”) of the requested registration to all other Holders that are holders of Registrable Securities (the “Other

Holders”) and shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests indicating the Other Holder and the number of Registrable Securities that such Other Holder elects to include in such registration within 20 days after the receipt of the Registration Notice.  The Corporation shall, as soon as practicable, and in any event within 90 days after the date of the Demand Registration Notice, file a Registration Statement under the Securities Act covering all Registrable Securities that the Initiating Holder requested to be registered, any additional Registrable Securities requested to be included in such registration by any Other Holders, as specified by notice given timely by each such Other Holders to the Corporation, and any securities of the Corporation proposed to be included in such registration by holders of registration rights granted other than pursuant to this Agreement (“Other Registration Rights”).

(d)                                 A Demand Registration Notice (other than a Demand Registration Notice with respect to a Demand Registration that constitutes a Shelf Registration on Form S-3) shall only be binding on the Corporation if the sale of all Registrable Securities requested to be registered (pursuant to such Demand Registration Notice and in response to the Demand Registration Notice) is reasonably expected to result in aggregate gross proceeds in excess of $25,000,000.

(e)                                  If the managing underwriter advises the Corporation, in writing, that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the Corporation or the marketability of the offering, the Corporation shall include in such registration (i) first, the quantity of Registrable Securities requested to be included in such Demand Registration, pro rata among the respective holders thereof on the basis of the number of Registrable Securities requested to be included in such registration by each such holder and (ii) second, other securities requested to be included in such registration, which in the opinion of such underwriters can be sold without adversely affecting the Corporation or the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares requested to be included in such registration by each such holder.  Any Person (other than Holders of Registrable Securities) that participates in Demand Registrations which are not at the Corporation’s expense must pay their share of any Registration Expenses.

(f)                                   Notwithstanding any other provisions of this Section 2.1, in no event shall either the BlackRock Members or the Highfields Members be permitted to (i) request more than three Demand Registrations in any twelve-month period or within 120 days after the effective date of a Registration Statement filed by the Corporation; provided that no Demand Registration may be prohibited for such 120-day period more than once in a twelve-month period; or (ii) request a Demand Registration if, at the time such request is made, a Shelf Registration is effective and both includes all of the Registrable Securities of such Sponsor Member and permits an underwritten offering of such Registrable Securities.

(g)                                  The Corporation shall be entitled to postpone (but not more than once in any twelve-month period), for a reasonable period of time not in excess of 60 days, the filing of a Registration Statement (including Shelf Registration) if the Corporation delivers to the Initiating Holder a resolution of the Board that, in the good faith judgment of the Board, such registration and offering would reasonably be expected to materially adversely affect any bona fide material financing of the Corporation or any material transaction under consideration by the Corporation or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time that would reasonably be expected to materially adversely affect the Corporation.  Such Board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The Holders receiving such resolution shall keep the information contained in such resolution confidential.  If the Corporation shall so postpone the filing of a Registration Statement, the Holder who made the Demand Registration shall have the right to withdraw the request for registration by giving written notice to the Corporation within 20 days of the anticipated termination date of the postponement period, as provided in such resolution delivered to the Holders, and in the event of such withdrawal, such request shall not be counted for purposes of the number of Demand Registrations to which such Holder is entitled pursuant to the terms herein.

(h)                                 If the Corporation has filed a Shelf Registration Statement and has included Registrable Securities therein, the Corporation shall be entitled to suspend (but not more than an aggregate of 90 days in any twelve-month period), for a reasonable period of time not in excess of 90 days, the offer or sale of Registrable Securities pursuant to such Registration Statement by any Holder of Registrable Securities if (i) a “road show” is not then in progress with respect to a proposed offering of Registrable Securities by such Holder pursuant to such Registration Statement and such Holder has not executed an underwriting agreement with respect to a pending sale of Registrable Securities pursuant to such Registration Statement and (ii) the Corporation delivers to the Holders included in such Registration Statement a resolution of the Board that, in the good faith judgment of the Board, such offer or sale would reasonably be expected to materially adversely affect any bona fide material financing of the Corporation or any material transaction under consideration by the Corporation or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time that would reasonably be expected to materially adversely affect the Corporation.  Such Board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay.  The Holders receiving such resolution shall keep the information contained in such certificate confidential.

(i)                                     The Corporation shall be required to maintain the effectiveness of a Registration Statement (except in the case of a Shelf Registration) with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the Holder of Registrable Securities refrains from selling any securities included in such registration at the request of (x) an underwriter or (y) the Corporation pursuant to the provisions herein.  The Corporation shall be required to maintain the effectiveness of a Registration Statement that is a Shelf Registration with respect to any Demand Registration at all times after the effective date thereof until all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any Holder of Registrable Securities whose shares have been included in such Shelf Registration may request that such Registrable Securities be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(j)                                    Notwithstanding anything contained herein to the contrary, the Corporation hereby agrees that (i) each Demand Registration that is a Shelf Registration shall contain all language (including on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities to allow for a distribution to, and resale by, the direct and indirect partners, members or stockholders of a Holder of Registrable Securities (a “Partner Distribution”) and (ii) the Corporation shall, at the reasonable request of any Holder of Registrable Securities seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution.

(k)                                 The Initiating Holders shall have the right to select the investment banker and manager to administer the offering relating to such Demand Registration, subject to the approval of the Board, which shall not be unreasonably withheld, delayed or conditioned.

(l)                                     For purposes of this Section 2.1, a registration shall not be counted as “effected” and shall not be considered a Demand Registration if, as a result of an exercise of any cutback, fewer than a majority of the total number of Registrable Securities that the Initiating Holder has requested to be included in such Registration Statement are actually included.

Section 2.2                                    Piggyback Registration.

(a)                                 If the Corporation, at any time, proposes to file a registration statement under the Securities Act (i) with respect to an offering of shares of Capital Stock by and for the account of the Corporation (other than a registration statement filed on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), or (ii) pursuant to a Demand Registration or registration rights of another stockholder of the Corporation, then, each such time, the Corporation shall give prompt written notice of such proposed filing at least 15 Business Days before the anticipated filing date (the “Piggyback Notice”) to all of the Holders holding Registrable Securities.

(b)                                 The Piggyback Notice shall offer such Holders the opportunity to include in such registration statement the number of Registrable Securities as each such Holder may request (a “Piggyback Registration”).  Subject to Section 2.2(d), the Corporation shall include in each such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within ten (10) Business Days after notice has been given to the applicable Holder.  The Holders exercising their rights under Section 2.2(b) shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.  The Corporation shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the date on which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any Holder of Registrable Securities that has been included in such Shelf Registration may request that such Registrable Securities be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(c)                                  The Corporation shall use its reasonable best efforts to cause the managing underwriter of a proposed underwritten offering to permit Holders of Registrable Securities requested to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any other shares of Capital Stock, if any, of the Corporation included therein.

(d)                                 Notwithstanding Section 2.2(c), if the managing underwriter of such underwritten offering has informed the Corporation in writing that in its view the total number or dollar amount of shares of Capital Stock that the Holders, the Corporation and any other Persons having rights to participate in such registration, intend to include in such offering is such as to adversely affect the success of such offering, then the number of shares of Capital Stock that in the opinion of such managing underwriter can be sold without adversely affecting such offering shall be included in the following order:

(i)                                     first, shares of Capital Stock for the account of the Corporation if the Corporation initiated the filing of the Registration Statement with respect to an offering for its own account as referenced under Section 2.2(a)(i);

(ii)                                  second (or first in the case of the circumstances described in clause (x) of this paragraph (ii)), (x) shares of Capital Stock for the account of such Holders or stockholders for whom the Registration Statement was filed pursuant to a Demand Registration or demand registration rights of another stockholder, in each case as referenced under Section 2.2(a)(ii), if applicable, and (y) Registrable Securities requested hereunder by the Holders to be included in such Piggyback Registration, in each case pro rata based on the amount of all such shares of Capital Stock and Registrable Securities requested to be included by such Holders and other stockholders;

(iii)                               third, shares of Capital Stock for the account of the Corporation if the Corporation did not initiate the filing of the Registration Statement as referenced under Section 2.2(a)(i); and

(iv)                              fourth, shares of Capital Stock for the account of any other Persons, pro rata based on the number of shares of Capital Stock requested to be included by the holders thereof;

provided, however, that with respect to any Piggyback Registration pursuant to the registration rights of a stockholder of the Corporation that is not a Holder, such order shall be determined in accordance with the terms of the registration rights agreement between such stockholder and the Corporation; and provided, further, that for so long as a Sponsor Member holds at least three percent (3%) of the Class A Units (as defined in the LLC Agreement) outstanding immediately following the closing of the IPO (as defined in the LLC Agreement) and related purchase of Class A Units by the Corporation with the proceeds therefrom, the Corporation shall not grant registration rights to another stockholder of the Corporation on terms more favorable than this Agreement (and any such registration rights shall not conflict with this Agreement) without the consent of such Sponsor Member.

(e)                                  Notwithstanding anything contained herein to the contrary, if the Corporation has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2.1 or pursuant to this Section 2.2, and if such previous registration has not been withdrawn or abandoned, the Corporation shall not be obligated to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the date such previous registration became effective.

(f)                                   Notwithstanding anything contained herein to the contrary, the Corporation hereby agrees that (i) any Piggyback Registration that is a Shelf Registration shall contain all language (including on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities to allow for a Partner Distribution and (ii) the Corporation shall, at the reasonable request of any Holder of Registrable Securities seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution.

(g)                                  Upon delivering a request under this Section 2.2, a Holder will, if requested by the Corporation, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Corporation with respect to such Holder’s Securities to be registered pursuant to this Section 2.2 (a “Custody Agreement and Power of Attorney”), provided that such custody agreement shall only be executed and delivered by a BlackRock Member or Highfields Member in an underwritten offering and no BlackRock Member or Highfields Member shall be required to deliver any power of attorney in any form.  The Custody Agreement and Power of Attorney will provide, among other things, that the Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Holder’s behalf with respect to the matters specified therein.  Such Holder also agrees to execute such other agreements as the Corporation may reasonably request to further evidence the provisions of this Section 2.2.

(h)                                 The Corporation shall have the right to terminate or withdraw any registration initiated by it as referenced under Section 2.2(a)(i) and any Holder or stockholder shall have the right to terminate or withdraw any registration initiated by it as referenced under Section 2.2(a)(ii) prior to the effectiveness of such registration whether or not any Holders have elected to include securities in such registration.

Section 2.3                                    Form S-3 Registration.

(a)                                 Notwithstanding the provisions of Sections 2.1, and 2.2, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, in case the Corporation shall receive from the BlackRock Members or the Highfields Members a written request or requests that the Corporation effect a registration on Form S-3 with respect to all or a part of the Registrable Securities held by such Sponsor Members, which request shall (a) specify the number of Registrable Securities intended to be sold or disposed of and the holders thereof and (b) the intended method of distribution, including the name of the lead underwriter, if available, the Corporation will use its commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

(i)                                     if the requesting stockholder proposes to sell Registrable Securities and such other securities (if any) that would result in aggregate gross proceeds of less than $10,000,000;

(ii)                                  if within 30 days of receipt of a written request from the stockholder pursuant to this Section 2.3, the Corporation gives notice to such stockholder of the Corporation’s intention to make a public offering within 90 days, other than pursuant to a Registration Statement relating to any employee benefit plan or with respect to any reorganization or other transaction under Rule 145 of the Securities Act (or successor rule thereto);

(iii)                               if a Shelf Registration is then effective and includes all of the Registrable Securities of such Sponsor Member and permits an underwritten offering of such Registrable Securities;

(iv)                              if the Corporation has already effected 3 registrations on Form S-3 for the requesting Holders in the immediately preceding 12-month period; or

(v)                                 in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(b)                                 To the extent the Corporation is a WKSI at the time that the Shelf Registration Statement is to be filed, the Corporation shall file an automatic Shelf Registration Statement which covers such Registrable Securities.

(c)                                  Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registrations effected pursuant to Section 2.1.

Section 2.4                                    Holdback Agreements; Notice Requirements.

(a)                                 Each Holder  agrees that if requested in writing in connection with an underwritten offering made pursuant to a Registration Statement for which such Holder has registration rights pursuant to this Article II by the managing underwriter of such underwritten offering, such Holder will not effect any public sale or distribution of any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except as part of such underwritten offering) during the period beginning seven days prior to, and ending 90 days after, the effective date of any such underwritten registration (the “Holdback Period”), except as part of any such underwritten registration (or for such shorter period as to which the managing underwriter may agree, provided that such shorter period applies equally to all Holders).  Notwithstanding the foregoing, this Section 2.4(a) shall only apply to BlackRock Members and Highfields Members if such Holders are selling shareholders in such underwritten offering and the managing underwriter of such underwritten offering requests that BlackRock Members and Highfields Members not effect any such public sale or distribution during such period.

(b)                                 Notwithstanding any other provision of this Agreement to the contrary, no Registrable Securities, whether or not covered by a Registration Statement filed pursuant to this Agreement, shall be sold or transferred by a Holder prior to the 14th day following the Corporation’s receipt of notice of such sale or transfer from such Holder, provided that this clause (b) shall only apply if either (i) the Holder beneficially owns more than 25% of the voting power of all outstanding shares of stock of the Corporation immediately prior to such sale or transfer and less than 25% of such voting power  immediately following such sale or transfer, and more than 5% of such voting power would be included in such sale or transfer, or (ii) such sale or transfer involves greater than 10% of the voting power of all outstanding shares of stock of the Corporation, or (iii) such sale or transfer involves the transfer of 5% or more of the voting power of all outstanding shares of stock of the Corporation to a single party, or (iv) such sale or transfer, together with all other sales or transfers made by such Holder less than six months prior to such sale or transfer, involves 25% or more of the voting power of all outstanding shares of stock of the Corporation.

Section 2.5                                    Registration Procedures.  If and whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Corporation shall use reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Corporation shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a)                                 Prepare and file with the SEC a Registration Statement on any form which shall be available for the sale of the Registrable Securities by the Holders thereof or the Corporation in accordance with the intended method or methods of distribution thereof (including a Partner Distribution), and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided that no later than 10 days before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Corporation shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of such Holders, counsel and managing underwriters.  With respect to a Demand Registration that covers the Registrable Securities of the BlackRock Members or the Highfields Members, such Sponsor Member and its counsel shall have the opportunity to object to any information pertaining to such Sponsor Member that is contained in such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) before it is filed with the SEC, and the Corporation will make the corrections reasonably requested by such Sponsor Member prior to such filing with the SEC.

(b)                                 Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided that any Holder of Registrable Securities that has been included on a Shelf Registration may request that such Holder’s Registrable Securities be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(c)                                  Notify each selling Holder of Registrable Securities, its counsel and the managing underwriter, if any, promptly, and (if requested by any such Person) confirm such notice in writing:

(i)                                     when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(ii)                                  of any notice from the SEC that there will be a review of a Registration Statement and promptly provide such Holders, their counsel and the managing underwriter, if any, with a copy of any SEC comments received by the Corporation in connection therewith;

(iii)                               of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information;

(iv)                              of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

(v)                                 if at any time the representations and warranties of the Corporation contained in any agreement (including any underwriting agreement) contemplated by Section 2.5(o) cease to be true and correct;

(vi)                              of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

(vii)                           of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)                                  If requested by the managing underwriter, if any, or any Holder of Registrable Securities being sold in connection with an underwritten offering, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriter, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Corporation has received such request.

(f)                                   Furnish or make available to each selling Holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least five conformed copies of the Registration Statement, the Prospectus and prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested by such Holder, counsel or underwriter).

(g)                                  Deliver to each selling Holder of Registrable Securities, its counsel and the underwriter, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Corporation, subject to the last paragraph of this Section 2.5 hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h)                                 Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i)                                     Cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter, if any, or Holders may request at least two Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten Business Days prior to having to issue the securities.

(j)                                    Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Corporation will cooperate in all reasonable respects with the filing of such Registration

Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriter, if any, to consummate the disposition of such Registrable Securities.

(k)                                 Upon the occurrence of any event contemplated by Section 2.5(c)(vii), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l)                                     Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(m)                             Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(n)                                 Use its commercially reasonable efforts to cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be listed on a national securities exchange.

(o)                                 In connection with an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriter, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection:

(i)                                     make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested;

(ii)                                  furnish to the selling Holders of such Registrable Securities opinions of counsel and a negative assurance letter from counsel to the Corporation and updates thereof (which counsel, opinions and letter (in form, scope and substance, in the case of such opinions and such letter) shall be reasonably satisfactory to the selling Holders of such Registrable Securities, the managing underwriter, if any, and counsels to the selling Holders of the Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters requested in underwritten offerings and such other matters as may be reasonably requested by such Holders, counsel and underwriters;

(iii)                               obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Corporation (and, if necessary, any other independent certified public accountants of any subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, which form and substance shall be acceptable to the selling Holders of the Registrable Securities;

(iv)                              if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 2.7 with respect to all parties to be indemnified pursuant to Section 2.7; and

(v)                                 deliver such documents and certificates as may be reasonably requested by any Holder of Registrable Securities being sold, such Holder’s counsel and the managing underwriter, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 2.5(o)(i) and to evidence compliance with the conditions contained in the underwriting agreement or other agreement entered into by the Corporation.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(p)                                 To the extent not prohibited by applicable law, make available for inspection by the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, and cause the officers, directors and employees of the Corporation and its subsidiaries to supply all information in each case reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement; provided that if (1) the Corporation believes after consultation with counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information or (2) if either (x) the Corporation has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (y) the Corporation reasonably determines in good faith that such records are confidential and so notifies the Persons requesting the records in writing, the Corporation shall not be required to provide such information unless prior to furnishing any such information with respect to (1) or (2) such Person requesting the records in writing agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that any information that is not publicly available at the time of delivery of such information shall be kept confidential by such Persons (other than disclosure by such Persons to such Persons’ respective affiliates) unless:

(i)                                     disclosure of such records is necessary to avoid or correct a misstatement or omission in the Registration Statement;

(ii)                                  disclosure of such information is required by court or administrative order or other legal process;

(iii)                               disclosure of such information is required by Law; or

(iv)                              such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person.

In the case of a proposed disclosure pursuant to (ii) or (iii) above, such Person shall be required to give the Corporation written notice of the proposed disclosure prior to such disclosure and, if requested by the Corporation, assist the Corporation in seeking to prevent or limit the proposed disclosure.

(q)                                 Comply with all applicable rules and regulations of the SEC and make available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Corporation after the effective date of a Registration Statement, which statements shall cover one of said 12-month periods.

(r)                                    Cause its officers to be reasonably available to provide customary due diligence sessions in connection with any offering and to participate in customary “road show” presentations in connection with any underwritten offerings.

Notwithstanding anything contained herein to the contrary, the Corporation hereby agrees that any Demand Registration that is a Shelf Registration shall contain all language (including on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities.

Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Sections 2.5(c)(iii), 2.5(c)(iv), 2.5(c)(vi) or 2.5(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder is advised in writing by the Corporation that the disposition may be resumed and, if applicable, has received copies of the supplemented or amended Prospectus contemplated by Section 2.5(k), together with any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided that the Corporation shall extend the time periods under Section 2.1 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the Holder is required to discontinue disposition of such securities.

Section 2.6                                    Registration Expenses.

(a)                                 All reasonable fees and expenses incident to the performance of or compliance with the provisions of this Agreement by the Corporation, including:

(i)                                     all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the SEC, (B) of compliance with securities or blue sky laws, including any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 2.5(h) and (C) of listing and registration with a national securities exchange or national market interdealer quotation system);

(ii)                                  printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Corporation and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement);

(iii)                               messenger, telephone and delivery expenses of the Corporation;

(iv)                              fees and disbursements of counsel for the Corporation;

(v)                                 expenses of the Corporation incurred in connection with any road show;

(vi)                              reasonable fees and disbursements of all independent certified public accountants referred to in Section 2.5(o)(iii) (including the expenses of any “cold comfort” letters required herein) and any other Persons, including special experts retained by the Corporation;

(vii)                           rating agency fees; and

(viii)                        fees and disbursements of one counsel for the Holders of Registrable Securities whose shares are included in a Registration Statement (which counsel shall be selected by the Holders of a majority of the Registrable Securities included in such Registration Statement);

shall be borne by the Corporation whether or not any Registration Statement is filed or becomes effective.  In addition, the Corporation shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Corporation are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Corporation.

(b)                                 The Corporation shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set forth in Sections 2.6(a)(i)(B) and 2.6(a)(viii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Corporation) or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Corporation pursuant to Section 2.6(a).

Section 2.7                                    Indemnification.

(a)                                 Indemnification by the Corporation. The Corporation shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the affiliates, officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person (collectively, the “Stockholder Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, costs (including reasonable out-of-pocket costs of preparation and reasonable attorneys’ fees and any legal or other reasonable out-of-pocket fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon:

(i)                                     any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) incident to any such registration, qualification, or compliance;

(ii)                                  any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii)                               any violation by the Corporation of the Securities Act or state securities or blue sky laws or, in each case, any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification, or compliance, and will reimburse each such Stockholder Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action;

provided that the Corporation will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) by such Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by such Holder or underwriter specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular, or other document.

It is agreed that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld). The Corporation also agrees to indemnify any underwriter of Registrable Securities and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Stockholder Indemnified Persons in this Section 2.7(a).

(b)                                 Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by Law, severally and not jointly, the Corporation, its directors, officers, managers, accountants, attorneys, agents and employees, each Person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons (collectively, the “Corporation Indemnified Persons”), from and against all Losses arising out of or based upon: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) incident to any such registration, qualification, or compliance; or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such Corporation Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by such Holder specifically for use in connection with the preparation of such Registration Statement,

Prospectus, offering circular or other document; provided that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of each selling Holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.  Each such Holder also agrees to indemnify any underwriter of Registrable Securities and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Corporation Indemnified Persons in this Section 2.7(b).

(c)                                  Conduct of Indemnification Proceedings.

(i)                                     If any Person shall be entitled to indemnity under this Section 2.7 (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure.

(ii)                                  The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:

(A)  the indemnifying party agrees to pay such fees and expenses;

(B)  the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding);

(C)  the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party; or

(D)  the named parties to any such claim or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (which may include that the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defense available to such indemnified party which conflict with those available to the indemnifying party); provided, further, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.

(iii)                               Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d)                                 Contribution.

(i)                                     If the indemnification provided for in this Section 2.7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(ii)                                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

(iii)                               Notwithstanding the provisions of this Section 2.7(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iv)                              No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(v)                                 The obligation of each selling Holder of Registrable Securities to contribute pursuant to this Section 2.7(d) is several, and not joint, in proportion to the net proceeds of the offering received by such selling Holder in relation to the total net proceeds of the offering received by all of the selling Holders.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 2.8                                    Participation in Public Offering.  No Holder may participate in any Public Offering hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.9                                    Other Indemnification.  Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Corporation and the registering Holder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.10                             Rule 144.  At all times after the Corporation has filed a Registration Statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Corporation will timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required to enable such Holder to sell, without registration, Registrable Securities pursuant to Rule 144 or any similar rule or regulation hereafter adopted by the SEC, including furnishing to any Holder of Registrable Securities, so long as such Holder owns any Registrable Securities, forthwith upon request:

(i)                                     a written statement by the Corporation that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time after the Corporation has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Corporation so qualifies);

(ii)                                  a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation; and

(iii)                               such other information as may be reasonably requested in availing any such Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Corporation has become subject to the reporting requirements under the Exchange Act) or pursuant to such Form S-3 (at any time after the Corporation so qualifies to use such form).

Section 2.11                             Parties in Interest.  Each Holder shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Holder’s election to participate in a registration under this Article II.  To the extent Company Units are effectively transferred in accordance with the terms of the LLC Agreement, the Permitted Transferee of such Company Units shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(b).

ARTICLE III
MISCELLANEOUS

Section 3.1                                    Term of the Agreement; Termination of Certain Provisions.

(a)                                 The term of this Agreement shall continue until such time as no Holder holds any Covered Company Units or Registrable Securities.  This Agreement may be amended only with the consent of the Corporation and the Holders of all Covered Company Units.

(b)                                 Any Permitted Transferee of a Holder shall be entitled to become a party to this Agreement as a Holder; provided that such Permitted Transferee shall first sign an agreement in the form reasonably approved by the Corporation acknowledging that such Permitted Transferee is bound by the terms and provisions of the Agreement.  Except as set forth in this Section 3.1(b), a Holder may not assign or transfer any of its rights or obligations under this Agreement.

Section 3.2                                    Notifications. Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally, sent by certified or registered mail, postage prepaid, return receipt requested or sent by recognized overnight delivery service, electronic mail (e-mail) or by facsimile transmittal.  Any notice sent by confirmed e-mail or facsimile must be sent simultaneously by another method described in the prior sentence.  A notice must be addressed:

(a)                                 If to the Corporation at:

PennyMac Financial Services, Inc.

6101 Condor Drive
Moorpark, California 93021

Fax:

E-mail:

Attention:

with a copy to:

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Fax: (213) 680-6499

E-mail:  rick.welch@bingham.com
Attention:  Richard Welch

and

Bingham McCutchen LLP

600 Anton Boulevard, Plaza Tower, 18th Floor

Costa Mesa, CA 92626-7653

Fax: (714) 830-0700

E-mail:  timothy.rupp@bingham.com
Attention:  Timothy Rupp

(b)                                 If to any Holder, to the address and other contact information set forth in the records of the Corporation from time to time.

A notice delivered personally will be deemed given only when accepted or refused by the Person to whom it is delivered.  A notice that is sent by mail will be deemed given: (i) three Business Days after such notice is mailed to an address within the United States of America or (ii) seven Business Days after such notice is mailed to an address outside of the United States of America.  A notice sent by recognized overnight delivery service will be deemed given when received or refused.  A notice sent by e-mail or facsimile shall be deemed given upon receipt of a confirmation of such transmission, unless such receipt occurs after normal business hours, in which case such notice shall be deemed given as of the next Business Day.  Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; thereafter, notices are to be directed to those substitute addresses or addressees.

Section 3.3                                    Complete Agreement. This Agreement, together with the Exchange Agreement and the LLC Agreement, constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements or arrangements (written and oral), including any prior representation, statement, condition or warranty between the parties relating to the subject matter hereof and thereof.

Section 3.4                                    Applicable Law; Venue; Waiver of Jury Trial.

(a)                                 The parties hereto hereby agree that all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise.

(b)                                 Each of the parties hereto submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party hereto with respect thereto.  The parties hereto each agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

(c)                                  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.4(c).

Section 3.5                                    References to this Agreement; Headings.  Unless otherwise indicated, “Articles,” “Sections,” “Subsections”, “Clauses”, “Exhibits” and “Schedules” mean and refer to designated Articles, Sections, Subsections, Clauses, Exhibits and Schedules of this Agreement.  Words such as “herein,” “hereby,” “hereinafter,” “hereof,” “hereto,” and “hereunder” refer to this Agreement as a whole, unless the context indicates otherwise.  All headings in this Agreement are for convenience of reference only and are not intended to define or limit the scope or intent of this Agreement.  All exhibits and schedules referred to herein, and as the same may be amended from time to time, are by this reference made a part hereof as though fully set forth herein.

Section 3.6                                    Binding Provisions.  This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective personal and legal representatives, heirs, executors, successors and permitted assigns.

Section 3.7                                    Construction.  Common nouns and pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person, Persons or other reference in the context requires.  Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto. Any reference to any statute, law, or regulation, form or schedule shall include any amendments, modifications, or replacements thereof.   Any reference to any agreement, contract or schedule, unless otherwise stated, shall include any amendments, modifications, or replacements thereof.  Whenever used herein, “or” shall include both the conjunctive and disjunctive unless the context requires otherwise, “any” shall mean “one or more,” and “including” shall mean “including without limitation.”

Section 3.8                                    Severability. It is expressly understood and agreed that if any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law so long as the economic or legal substance of the matters contemplated by this Agreement is not affected in any manner materially adverse to any party.  If the final judgment of a court of competent jurisdiction declares or finds that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  If such court of competent jurisdiction does not so replace an invalid or unenforceable term or provision, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the matters contemplated hereby are fulfilled to the fullest extent possible.

Section 3.9                                    Counterparts. This Agreement and any amendments may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.  The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 3.10                             No Third Party Beneficiaries. Except as provided in Section 2.7, this Agreement is not intended to, and does not, provide or create any rights or benefits of any Person other than the parties hereto and their successors and permitted assigns.

Section 3.11                             Mutual Drafting. The parties hereto are sophisticated and have been represented by attorneys throughout the transactions contemplated hereby who have carefully negotiated the provisions hereof.  As a consequence, the parties do not intend that the presumptions of laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any agreement or instrument executed in connection herewith, and therefore waive their effects.

Section 3.12                             Rights and Remedies Cumulative.  The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies.  Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.13                             Multiple Sponsor Members.

(a)                                 Notwithstanding anything in this Agreement to the contrary, if there is more than one BlackRock Member or Highfields Member, then all actions, consents, votes, approvals, waivers or amendments to be given, taken or made pursuant to this Agreement shall be given, taken or made by the BlackRock Members or the Highfields Members, respectively (including in the capacity as a Sponsor Member), by the BlackRock Members holding a majority of the Company Units and Registrable Securities held in the aggregate by the BlackRock Members (other than the BlackRock Charitable Entities), or by the Highfields Members holding a majority of the Company Units and Registrable Securities held in the aggregate by the Highfields Members (other than the Highfields Charitable Entities), respectively.  The Corporation shall be entitled to rely on any amendment, approval, waiver, amendment, certificate, consent, instructions or other document without inquiry and without requiring substantiating evidence of any kind if executed by either (i) Sponsor Members holding such majority or (ii) by (A) the BlackRock Designee, or (B) the Highfields Designee, in each case if such designee certifies that the requisite approval of such BlackRock Members or such Highfields Members, respectively, has been obtained.

(b)                                 BlackRock Members hereby appoint Matthew Botein as the “BlackRock Designee”.  The Person acting as the BlackRock Designee may be changed by BlackRock Mortgage Ventures, LLC by notifying the Corporation of such change.

(c)                                  Highfields Members hereby appoint HC Partners LLC, a Delaware limited liability company, as the “Highfields Designee”.   The Person acting as the Highfields Designee may be changed by HC Partners LLC by notifying the Corporation of such change.

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IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the date indicated.

PENNYMAC FINANCIAL SERVICES, INC.

By:
Name:
Title:

HOLDERS

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